UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

(Amendment No. 1)

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☐    Definitive Proxy Statement

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Lions Gate Entertainment Corp.

(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Explanatory Note

This Amendment No. 1 to the definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed by Lions Gate Entertainment Corp. (“Lionsgate” or the “Company”) with the Securities and Exchange Commission on November 19, 2010 amends and supplements certain information contained in the Proxy Statement.

The section of the Proxy Statement entitled “About the Meeting” is hereby amended and supplemented by deleting the sentence “Who pays for the preparation of this proxy statement?” and the paragraph beneath such sentence, and replacing them with the following:

“Who pays for the preparation of this proxy statement and the proxy solicitation?”

“The Company will pay the cost of proxy solicitation, including the cost of preparing, assembling and mailing this proxy statement, notice of the Annual Meeting and enclosed proxy card. In addition to the use of mail, the Company’s employees and advisors may solicit proxies personally and by telephone, facsimile, courier service, telegraph, the Internet, e-mail, newspapers and other publications of general distribution. The Company’s employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies, and the Company will reimburse those persons for their reasonable out-of-pocket expenses incurred in connection with these activities. The Company will compensate only independent third-party agents that are not affiliated with the Company but who solicit proxies. We have retained MacKenzie Partners, Inc., a third-party solicitation firm, to solicit proxies on our behalf and we will pay all costs and expenses associated with retaining MacKenzie Partners, Inc., which are estimated to be approximately $150,000.  MacKenzie Partners, Inc. has advised Lionsgate that approximately 30 of its employees will be involved in soliciting Lionsgate stockholders on behalf of Lionsgate.  The Company’s expenses related to the solicitation in excess of those normally spent for an Annual Meeting as a result of the proxy contest are expected to be approximately $75,000 (excluding salaries and wages of our regular employees and officers and the fees and expenses to be paid to MacKenzie Partners, Inc.), of which approximately $2,500 has been spent to date.  Appendix A sets forth information relating to the Company’s directors, director nominees, officers and employees who are considered “participants” in our solicitation under the rules of the SEC by reason of their position as directors or director nominees or because they may be soliciting proxies on our behalf. Some of our directors, officers and other employees may solicit proxies without extra compensation by mail and, if found to be necessary, by telephone and personal interviews, and information about such persons is included in Appendix A.  The employees of the Company named in Appendix A are full-time employees of the Company.”

The Proxy Statement is hereby amended and supplemented by adding the following “Appendix A” at the end of the Proxy Statement:

APPENDIX A

Information Regarding Participants

Set forth below are the names, present principal occupations or employment and the name, principal business and address of any corporation or other organization in which such employment is carried on of the directors, director nominees, officers, employees and other representatives of Lionsgate who may assist in Lionsgate’s solicitation of proxies in connection with the 2010 Annual Meeting of Stockholders. These persons (collectively, the “Participants”) are “participants” under SEC rules. Also set forth below are the amount of each class of securities of Lionsgate that each Participant owns beneficially (directly or indirectly) as of November 12, 2010, including the number of securities for which beneficial ownership can be acquired within 60 days of such date.  No Participant listed below owns any securities of Lionsgate of record that such Participant does not own beneficially.

Name	Present Principal Occupation or Employment	Name, Principal Business and Address of any Organization in Which Such Employment Is Carried on	Beneficial Ownership of Lionsgate Common Stock as of November 12, 2010 (Including Securities that May Be Acquired Within 60 Days of November 12, 2010)
Norman Bacal	Co-Managing Partner	Heenan Blaikie LLP Bay Adelaide Centre P.O. Box 2900 333 Bay Street, Suite 2900 Toronto, Ontario Canada M5H 2T4	35,086
Steven Beeks	President and Co-Chief Operating Officer	c/o Lions Gate Entertainment Corp. 2700 Colorado Ave., Suite 500 Santa Monica, CA 90404	710,906 (1)
Michael Burns	Vice-Chairman	c/o Lions Gate Entertainment Corp. 2700 Colorado Ave., Suite 500 Santa Monica, CA 90404	2,059,365 (2)
Joseph Drake	Co-Chief Operating Officer	c/o Lions Gate Entertainment Corp. 2700 Colorado Ave., Suite 500 Santa Monica, CA 90404	1,069,094 (3)
Arthur Evrensel	Partner	Heenan Blaikie LLP 1055 West Hastings Street, Suite 2200 Vancouver, British Columbia V6E 2E9	38,663
Jon Feltheimer	Co-Chairman and Chief Executive Officer	c/o Lions Gate Entertainment Corp. 2700 Colorado Ave., Suite 500 Santa Monica, CA 90404	2,700,102 (4)
Frank Giustra	President and Chief Executive Officer	Fiore Financial Corporation P.O. Box 49139 595 Burrard Street, Suite 3123 Vancouver, British Columbia V7X1J1	0
James Keegan	Chief Financial Officer	c/o Lions Gate Entertainment Corp. 2700 Colorado Ave., Suite 500 Santa Monica, CA 90404	31,700
Morley Koffman	Partner	Koffman Kalef LLP 885 West Georgia St, 19th Floor Vancouver, British Columbia V6C 3H4	60,022
Wayne Levin	General Counsel and Executive Vice President	c/o Lions Gate Entertainment Corp. 2700 Colorado Ave., Suite 500 Santa Monica, CA 90404	256,879 (5)
Harald Ludwig	President	Macluan Capital Corporation 940-1040 West Georgia Vancouver, British Columbia V6E 4H1	108,949
G. Scott Paterson	Vice Chairman	NeuLion Inc. 463 King Street West, Third Floor Toronto, Ontario M5V 1K4	254,638
Mark H. Rachesky, M.D.	President	MHR Fund Management LLC 40 West 57th St NY, NY 10019	39,423,424 (6)
Daryl Simm	Chairman and Chief Executive Officer	Omnicom Media Group 195 Broadway, 28th Floor New York, NY 10007	44,036
Hardwick Simmons	Active Director	83 Hammett’s Cove Road Marion, MA 02738	66,352
Brian V. Tobin	Senior Business Advisor	Fraser Milner Casgrain LLP 1 First Canadian Place 39th Floor 100 King Street West Toronto, Ontario M5X 1B2	40,081
Peter Wilkes	Senior Vice President Investor Relations & Executive Communications	c/o Lions Gate Entertainment Corp. 2700 Colorado Ave., Suite 500 Santa Monica, CA 90404	629 (7)
Phylis Yaffe	Active Director	70 Rosehill Avenue Toronto, Ontario M4T 2W7	9,192

(1)	Includes 425,000 common shares subject to options that are fully exercisable on or before January 11, 2011. Excludes 850,000 cash-based share appreciation rights with an exercise price of $5.45.
(2)	Includes 1,050,000 common shares subject to options that are fully exercisable on or before January 11, 2011.
(3)	Includes 500,000 common shares subject to options that are fully exercisable on or before January 11, 2011.
(4)	Includes 1,050,000 common shares subject to options that are fully exercisable on or before January 11, 2011.
(5)	Excludes 700,000 cash-based share appreciation rights with an exercise price of $5.17.
(6)

The information is based solely on the information in a Form 4 filed with the SEC on October 5, 2010 by Dr. Rachesky. The shares reported therein are held for the accounts of (a) MHR Capital Partners Master Account LP, (b) MHR Capital Partners (100) LP, (c) MHR Institutional Partners II LP, (d) MHR Institutional Partners IIA LP, and (e) MHR Institutional Partners III LP. Additionally, Dr. Rachesky directly holds 13,508 shares and 8,333 restricted share units, payable upon vesting in an equal number of common shares, which are scheduled to vest in two equal installments on September 15, 2011 and September 15, 2012.

(7)	Excludes 10,000 shares to vest commencing August 2011.

The following table sets forth information regarding purchases and sales of Lionsgate securities by Participants during the past two years. Except as set forth below or as otherwise disclosed in this proxy statement, no part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities. To the extent that any part of the purchase price or market value of any of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities, the amount of the indebtedness as of the latest practicable date is set forth below. If such funds were borrowed or obtained otherwise than pursuant to a margin account or bank loan in the regular course of business of a bank, broker or dealer, a description of the transaction and the parties is set forth below.

Name	Transaction Date	Number of Lionsgate Common Shares Acquired (or Disposed of)	Notes
Norman Bacal	April 1, 2009 September 15, 2009 October 1, 2009 April 1, 2010 September 15, 2010 October 1, 2010	6,795 12,500 4,732 3,582 1,042 4,525	See Note 2 See Note 1 See Note 2 See Note 2 See Note 3 See Note 2
Steven Beeks	May 28, 2010 May 28, 2010 May 30, 2010 June 30, 2010 June 30, 2010	38,728 106,250 58,092 49,354 53,125	See Note 3 See Note 4 See Note 3 See Note 3 See Note 4
Michael Burns

November 2, 2009

November 30, 2009

February 3, 2010

February 3, 2010

May 3, 2010

May 3, 2010

June 30, 2010

June 30, 2010

August 3, 2010

August 3, 2010

September 1, 2010

September 1, 2010

November 3, 2010

November 3, 2010

		229,018 10,000 36,693 915 393 27,095 282,958 205,387 12,960 27,902 59,942 129,047 11,609 25,236	See Note 4 Acquisition See Note 4 See Note 3 See Note 3 See Note 4 See Note 3 See Note 4 See Note 3 See Note 4 See Note 3 See Note 4 See Note 3 See Note 4
Joseph Drake	June 10, 2009 June 11, 2009 June 12, 2009 June 15, 2009 July 10, 2009 August 6, 2009 August 12, 2009 September 9, 2009 September 10, 2009 October 2, 2009 June 30, 2010 June 30, 2010 August 6, 2010	100,000 75,000 50,000 25,000 62,500 20,000 62,500 62,500 27,748 195,000 262,500 3,097	See Note 5 See Note 5 See Note 5 See Note 5 See Note 5 See Note 1 See Note 5 See Note 5 See Note 3 See Note 3 See Note 4 See Note 3
Arthur Evrensel	April 1, 2009 September 9, 2009 October 1, 2009 April 1, 2010 September 9, 2010 October 1, 2010	4,280 1,124 3,430 3,798 1,042 4,229	See Note 2 See Note 3 See Note 2 See Note 2 See Note 3 See Note 2
Jon Feltheimer

January 9, 2009

January 9, 2009

April 8, 2009

April 8, 2009

July 8, 2009

July 8, 2009

September 20, 2009

October 8, 2009

October 8, 2009

November 12, 2009

January 9, 2009

January 9, 2010

April 9, 2010

April 9, 2010

May 28, 2010

May 28, 2010

June 30, 2010

June 30, 2010

July 9, 2010

July 9, 2010

October 9, 2010

October 9, 2010

22,287 46,382 23,365 50,302 20,266 43,630 28,760 19,354 41,667 4,855 19,966 42,808 18,760 40,388 58,320 160,000 357,997 232,678 17,178 36,982 15,416 33,512

See Note 3

See Note 4

See Note 3

See Note 4

See Note 3

See Note 4

See Note 3

See Note 3

See Note 4

Gift

See Note 3

See Note 4

See Note 3

See Note 4

See Note 3

See Note 4

See Note 3

See Note 4

See Note 3

See Note 4

See Note 3

See Note 4

Frank Giustra	Not Applicable	Not Applicable	Not Applicable
James Keegan	January 14, 2009 June 13, 2009 February 5, 2010 June 3, 2010	60,000 2996 3,975 100,000	See Note 4 See Note 3 See Note 3 See Note 4
Morley Koffman	April 1, 2009 September 9, 2009 October 1, 2009 April 1, 2010 September 9, 2010 October 1, 2010	4,415 1,124 5,462 2,901 1,042 9,752	See Note 2 See Note 3 See Note 2 See Note 2 See Note 3 See Note 2
Wayne Levin	March 31, 2009 April 6, 2009 August 8, 2009 April 6, 2010 April 6, 2010 June 30, 2010 June 30, 2010	29,031 200,000 599 46,450 50,000 140,124 150,000	See Note 3 See Note 4 See Note 3 See Note 3 See Note 4 See Note 3 See Note 4
Harald Ludwig	April 1, 2009 October 1, 2009 April 1, 2010 September 9, 2010 October 1, 2010	12,246 8,717 10,240 1,042 14,256	See Note 2 See Note 2 See Note 2 See Note 3 See Note 2
G. Scott Paterson	April 3, 2009 September 9, 2009 October 1, 2009 April 1, 2010 September 9, 2010 October 1, 2010	7,334 1,124 5,109 5,829 1,042 5,878	See Note 2 See Note 3 See Note 2 See Note 2 See Note 3 See Note 2
Mark H. Rachesky, M.D.

November 4, 2008

November 5, 2008

November 6, 2008

November 13, 2008

November 14, 2008

November 17, 2008

February 10, 2009

February 11, 2009

February 12, 2009

February 12, 2009

February 25, 2009

February 25, 2009

February 26, 2009

February 26, 2009

February 27, 2009

March 2, 2009

March 3, 2009

March 4, 2009

March 5, 2009

March 5, 2009

March 6, 2009

March 6, 2009

March 10, 2009

September 15, 2009

April 1, 2010

July 20, 2010

October 1, 2010

19,700

165,954

240,000

71,400

40,000

27,600

1,200,000

300,000

8,900

220,000

31,600

49,700

488,200

344,800

349,700

394,521

418,300

20,600

300

199,054

19,000

150,000

360,000

12,500

5,043

16,236,305

4,298

Acquisition

Acquisition

Acquisition

Acquisition

Acquisition

Acquisition

Acquisition

Acquisition

Acquisition

Acquisition

Acquisition

Acquisition

Acquisition

Acquisition

Acquisition

Acquisition

Acquisition

Acquisition

Acquisition

Acquisition

Acquisition

Acquisition

Acquisition

See Note 1

See Note 2

Acquisition

See Note 2

Daryl Simm	April 1, 2009 September 15, 2009 October 1, 2009 April 1, 2010 October 1, 2010	3,935 12,500 5,176 3,173 3,788	See Note 2 See Note 1 See Note 2 See Note 2 See Note 2
Hardwick Simmons	April 1, 2009 October 1, 2009 April 1, 2010 September 15, 2010 October 1, 2010	3,666 4,621 2,837 12,500 9,215	See Note 2 See Note 2 See Note 2 See Note 1 See Note 2
Brian V. Tobin	January 12, 2009 January 12, 2009 April 1, 2009 September 15, 2009 October 1, 2009 April 1, 2010 September 15, 2010 October 1, 2010	48,027 44386 3,935 12,500 5,192 3,061 1,042 9,311	See Note 6 See Note 3 See Note 2 See Note 1 See Note 2 See Note 2 See Note 3 See Note 2
Peter Wilkes	August 6, 2009 August 7, 2009 August 14, 2009 November 5, 2009 November 8, 2009 November 16, 2009 August 5, 2010 August 6, 2010 August 7, 2010 September 20, 2010	3,000 204 629 2,500 917 1,583 10,000 235 196 1,403	See Note 1 See Note 3 Disposition See Note 4 See Note 3 Disposition See Note 4 See Note 3 See Note 3 Disposition
Phylis Yaffe	September 15, 2009 April 1, 2010 September 15, 2010 October 1, 2010	12,500 2,858 1,042 3,209	See Note 1 See Note 2 See Note 3 See Note 2

(1)          Restricted share units granted but not yet vested.

(2)          Director’s fees paid in Shares.

(3)          Represents Shares withheld by Lionsgate to satisfy certain tax withholding obligations upon the vesting of restricted share units. Pursuant to the Lions Gate Entertainment Corp. 2004 Incentive Plan and Lionsgate’s policies, Shares were automatically cancelled to cover certain of the reporting person’s tax obligations. No Shares were sold by Lionsgate or the reporting person.

(4)          Amount includes restricted share units and/or restricted share performance units granted by Lionsgate pursuant to the terms of an employment agreement with the reporting person, which are payable in an equal number of Shares.

(5)           Disposition effected pursuant to a Rule 10b5-1 trading plan.

(6)           Exercise of stock options.

Miscellaneous Information Concerning Participants

Except as described in this Appendix A or otherwise disclosed in this Proxy Statement:

•

no Participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2010 Annual Meeting other than, with respect to each Director nominee, such nominee’s interest in election to the Board;

•

no Participant is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of Lionsgate, including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies;

•

no Participant or any of his or her “associates” beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, any securities of Lionsgate or any of its subsidiaries;

•

there have been no transactions or series of similar transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction or series of similar transactions (i) to which Lionsgate or any of its subsidiaries was or is to be a party, (ii) in which the amount involved exceeds $120,000 and (iii) in which (A) any Participant or any of such persons’ associates, (B) any security holder known to Lionsgate to own of record or beneficially more than 5% of Lionsgate voting securities, or (C) any member of the immediate family of any person specified in (A) or (B) had or will have a direct or indirect material interest; and

•

no Participant or any of their associates has entered into any arrangement or understanding with any person with respect to (i) any future employment with Lionsgate or its affiliates or (ii) any future transactions to which Lionsgate or any of its affiliates will or may be a party.